UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2009

PHH Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-07797	52-0551284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Leadenhall Road, Mount Laurel, New Jersey		08054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-917-1744

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 1, 2009, Jerry Selitto, president and chief executive officer of PHH Corporation ("PHH"), and Sandra Bell, executive vice president and chief financial officer of PHH, made a presentation at the Friedman, Billings, Ramsey & Co. Fall Investor Conference in New York that was webcast live on the Internet. Following the conclusion of the live Internet webcast, Mr. Selitto and Ms. Bell responded to additional questions from conference participants. During such question and answer period, Mr. Selitto indicated that PHH has postponed any decision to acquire or form a depository institution.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH Corporation

December 2, 2009	By:	Sandra Bell

Name: Sandra Bell
Title: Executive Vice President and Chief Financial Officer